AMENDMENT TO PROMISSORY NOTE

UP TO US$150,000.00 (Principal Amount)	November 27, 2012

THIS AMENDMENT TO PROMISSORY NOTE “Amendment”), amends that certain up to $100,000.00 Promissory Note, dated November 21, 2012 from the undersigned, Innolog Holdings Corporation (“IHC”) and Innovative Logistics Techniques, Inc. (“Innolog”) (together the “Maker”), and Ian Reynolds as Guarantor (“Guarantor”), to the Kay M. Gumbinner Trust (the “Holder”) (the “Note”).

Capitalized terms not otherwise defined herein shall have the meanings provided in the Note.

The Note is hereby amended and modified as follows:

The Principal Amount is hereby amended to ONE HUNDRED FIFTY THOUSAND US DOLLARS ($150,000.00) (“Principal Amount”).

The Maturity Date on all advances made under the Note and this Amendment is the earlier of (a) 1:00 PM EST on the business day following the receipt of any Navy account receivables or milestone payment received and (b) 3:00 pm EST December 11, 2012 (“Maturity Date”).

Any breach of any documents, including any Assignments shall constitute a breach of the Note.

The amounts listed in the Confessed Judgment section of both the Note and the Guaranty is hereby increased by fifty-five thousand dollars ($55,000).

All other terms contained in the Note shall remain in full force and effect.

[Signature Page on Following Page]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, each represent and warrant that he is duly authorized and empowered to enter into this agreement and Maker has caused this Amendment to be executed as of the day and year first above written by its duly authorized and empowered officer(s) or representative(s).

MAKER

Innolog Holdings Corporation

By:
William P. Danielczyk, Chairman or
Eric Wagner, CFO
& Authorized Representative

Innovative Logistics Techniques, Inc.

By:
Richard Stewart, President or
Eric Wagner, Authorized Representative

WITNESSED

Name:

THIS AMENDMENT IS ENDORSED BY GUARANTOR AS IF
GUARANTOR WAS THE MAKER HEREOF AND GUARNATOR
AGREES TO THE CHANGES HEREIN AND IN THE GUARANTEE

Dr. Ian Reynolds

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